                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 7, 1998


                               ARDEN REALTY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         MARYLAND                        1-12193                 95-4578533
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


9100 WILSHIRE BOULEVARD, EAST TOWER, SUITE 700                     90212
           BEVERLY HILLS, CALIFORNIA
   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (310) 271-8600

ITEM 5.  OTHER EVENTS

On January 12, 1998, the Company filed a Form S-3 Registration Statement (the "Registration Statement") with the Securities Exchange Commission to offer in one or more series, shares of its $.01 par value common stock with an aggregate public offering price of up to $1,000,000,000. The Registration Statement was declared effective on January 21, 1998 and on February 2, 1998, the Company filed a supplement to this Registration Statement, offering 17,000,000 shares of its common stock (the "Offering"). On February 13, 1998, the Company amended this supplement to increase the number of shares of common stock offered to 20,000,000. In addition, on February 13, 1998, the Company filed an additional supplement to the Registration Statement, offering 881,950 shares of its common stock to an institutional buyer (the "Concurrent Offering").

The Company has entered into a contract to acquire a portfolio of 50 primarily office and R&D/industrial properties (the "LBA Portfolio"), aggregating approximately 5.2 million rentable square feet for a purchase price of approximately $614.5 million, which was based on arm's-length negotiations. In connection with the acquisition of the LBA Portfolio, the Company will also issue warrants to purchase 2.5 million shares of the Company's common stock, at a price of $29.59 per share, subject to adjustment. The LBA Portfolio consists of 34 office properties containing approximately 3.6 million rentable square feet, 15 R&D/industrial properties containing approximately 1.5 million rentable square feet, and one retail property containing 144,225 rentable square feet, all located in Southern California. The Company intends to fund this acquisition in part with the proceeds from the Offering and the Concurrent Offering.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b) PRO FORMA FINANCIAL INFORMATION.

    Pro Forma Condensed Consolidated Balance Sheet as of
      September 30, 1997 (Unaudited)

    Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1997 (Unaudited)

    Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 (Unaudited)

    Notes to the Pro Forma Condensed Consolidated Financial Statements
     (Unaudited)

                               ARDEN REALTY, INC.

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (unaudited)

     The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 is presented as if the following transactions had been consummated on September 30, 1997: (i) the acquisition of properties acquired subsequent to September 30, 1997 and prior to December 30, 1997 (the "Fourth Quarter 1997 Acquired Properties") (ii) the acquisition of the Acquired Properties and the LBA Portfolio; (iii) the closing of a 12-month, $270 million bridge loan facility (the "Bridge Facility") (iv) the completion of the Company's public offering of common stock (the "Offering"); and (v) the completion of the Company's offering of common stock to an institutional buyer (the "Concurrent Offering") had been consummated on September 30, 1997.

        The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and for the year ended December 31,1996 are presented as if each of the following transactions had occurred on January 1, 1997 and January 1, 1996, respectively: (i) the consummation of the initial public offering (the "IPO") and related formation transactions in connection with the IPO, the prior offering of 13,750,000 shares of Common Stock (the "Prior Offering"), the Offering and the Concurrent Offering;(ii) the acquisition of properties acquired during 1996 (the "1996 Acquisitions"); (iii) the acquisition of properties acquired between January 1, 1997 and December 30, 1997 (the "1997 Acquisitions"); (iv) the acquisition of the Acquired Properties and the LBA Portfolio; and (v) the closing of the Bridge Facility.

        The pro forma condensed consolidated financial statements assume
(i) no exercise of the underwriters option to acquire an additional 3,000,000 shares of common stock in the Offering, (ii) that the sellers of the LBA Portfolio do not exercise their right to receive up to $35 million of the purchase price in the form of OP Units and (iii) no refinancing of the Bridge Facility, which the Company expects will be refinanced within 12 months.

        The pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions described above, nor do they purport to represent the future financial position of the Company.

                               ARDEN REALTY, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF SEPTEMBER 30, 1997

                                   (unaudited)
                                 (In thousands)


                                                             PRO FORMA ADJUSTMENTS
                                    --------------------------------------------------------------------------------
                                       FOURTH                                                                               ARDEN
                                      QUARTER                                                                               REALTY
                                        1997                                                                                 INC.
                         ARDEN        ACQUIRED      ACQUIRED    OFFERING CONCURRENT   BRIDGE         LBA                     PRO
                      REALTY, INC.  PROPERTIES(A) PROPERTIES(B)    (C)   OFFERING(D) FACILITY(E)  PORTFOLIO(F)  OTHER(G)    FORMA
                      ------------  ------------- ------------- --------  ---------- ----------  ------------  --------   ---------
           ASSETS
Commercial office
  properties - net      $925,539      $245,775      $154,213          --         --         --    $619,600           --  $1,945,127
Cash and cash
  equivalents              6,945        (4,702)       (8,781)   $538,050   $ 23,622   $270,000    (596,000)   $(227,134)      2,000
Restricted cash            4,000            --            --          --         --         --         --            --       4,000
Rents and other
  receivables              3,932         4,000            --          --         --         --         --            --       7,932
Mortgage notes
  receivable - net        14,392            --            --          --         --         --         --            --      14,392
Deferred rent              8,033            --            --          --         --         --         --            --       8,033
Prepaid financing
  and leasing
  costs - net             10,996            --            --          --         --         --         --            --      10,996
Prepaid expenses
  and other assets         4,264          (650)           --          --         --         --         --            --       3,614
                        --------      --------      --------    --------   --------   --------    -------     ---------  ----------
    Total assets        $978,101      $244,423      $145,432    $538,050   $ 23,622   $270,000    $23,600     $(227,134) $1,996,094
                        ========      ========      ========    ========   ========   ========    =======     =========  ==========

  LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage loans
  payable               $180,000        57,200       83,670          --         --      270,000         --            --   $590,870
Unsecured lines
  of credit               45,900       135,000       61,024           --        --           --     20,000      (227,134)    34,790
Accounts payable and
  accrued expenses        17,013            --           --           --        --           --         --            --     17,013
Security deposits          5,986            --           --           --        --           --         --            --      5,986
Dividends payable         14,177            --            --          --        --           --         --            --     14,177
                        --------      --------      --------    --------  --------     --------    -------     ---------  ---------
   Total liabilities     263,076       192,200       144,694          --        --      270,000     20,000      (227,134)   662,836
                        --------      --------      --------    --------  --------     --------    -------     ---------   --------
Minority interest         47,178        52,223           738          --        --           --         --            --    100,139

Stockholders' equity:
  Common stock               354            --            --         200         9           --         --            --        563
  Additional paid-in
    capital              667,493            --            --     537,850  $ 23,613           --      3,600            --  1,232,556
Retained earnings             --            --            --          --        --           --         --            --         --
                        --------      --------      --------    --------  --------     --------    -------     ---------  ---------
    Total stockholders'
       equity            667,847            --            --     538,050  $ 23,622           --      3,600            --  1,233,119
                        --------      --------      --------    --------  --------     --------    -------     --------- ----------
    Total liabilities
      and stockholders'
      equity            $978,101      $244,423      $145,432    $538,050  $ 23,622     $270,000    $23,600     $(227,134)$1,996,094
                        ========      ========      ========    ========  ========     ========    =======     ========= ==========

                               ARDEN REALTY, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                   (unaudited)
                      (in thousands, except per share data)

                                                         Pro Forma Adjustments
                                              ----------------------------------------------
                                              Pre-Acquisition    Acquired
                                                  Period        Properties
                                 Arden         for the 1997      and LBA            Other             Arden Realty,
                              Realty, Inc.    Acquisitions(I)  Portfolio(J)      Adjustments          Inc. Pro Forma
                              ------------    ---------------  ------------      -----------          --------------
REVENUE
  Rental                        $ 80,740          $40,756         $52,000         $   1,518(K)          $ 175,014
  Tenant reimbursements            3,593            2,269           2,930                --                 8,792
   Parking, net of expenses        5,267            1,681           1,585                --                 8,533
   Other                           1,451              300             461                --                 2,212
                                --------          -------         -------         ---------             ---------
                                  91,051           45,006          56,976             1,518               194,551
Other income                         563               --              --             1,685(L)              2,248
                                --------          -------         -------         ---------             ---------
   Total revenue                  91,614           45,006          56,976             3,203               196,799
                                --------          -------         -------         ---------             ---------

EXPENSES
   Property expenses              29,175           14,403          20,528             2,676(M)             66,782
   REIT general and
     administrative                2,828               --              --               922(N)              3,750
   Interest                       13,723               --              --            16,730(O)             30,453
   Loss on valuation of
     derivative                    3,111               --              --                --                 3,111
   Depreciation and
     amortization                 13,261               --              --            19,232(P)             32,493
                                --------          -------         -------         ---------             ---------
Total expenses                    62,098           14,403          20,528            39,560               136,589
                                --------          -------         -------         ---------             ---------

Income before
   minority interest              29,516           30,603          36,448           (36,357)               60,210
Minority interest                 (3,105)          (1,308)(R)          --              (606)(Q)            (5,019)
                                --------          -------         -------         ---------             ---------
Net income                      $ 26,411          $29,295         $36,448         $ (36,963)            $  55,191
                                ========          =======         =======         =========             =========

Weighted average common shares
   outstanding                    25,440                                                                   56,325
                                ========                                                                =========

Net income per
   common share                    $1.04                                                                    $0.98
                                ========                                                                =========

Supplemental net income
   per share reflecting the
   pro forma effects solely of
   the Offering, the
   Concurrent Offering and the
   acquisition of the LBA
   Portfolio(T)                                                                                             $1.05
                                                                                                        =========


                             See accompanying notes

                               ARDEN REALTY, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                   (unaudited)
                      (in thousands, except per share data)

                                                              PRO FORMA ADJUSTMENTS
                                    -----------------------------------------------------------------------------------
                                                 EQUITY IN
                         ARDEN         ARDEN     NET LOSS OF
                      REALTY, INC.  PREDECESSORS NONCOMBINED
                     CONSOLIDATED     COMBINED     ENTITIES   PRE-ACQUISITION                  ACQUIRED
                     OCT. 9, 1996   JAN. 1, 1996 JAN. 1, 1996  PERIOD FOR                      PROPERTIES                ARDEN
                          TO             TO           TO         THE 1996           1997        AND LBA      OTHER    REALTY, INC.
                     DEC. 31, 1996  OCT. 8, 1996 OCT. 8, 1996 ACQUISITIONS(H) ACQUISITIONS(I) PORTFOLIO(J) ADJUSTMENTS  PRO FORMA
                     -------------  ------------ ------------ --------------------------------------------------------  ---------
REVENUE
  Rental              $ 17,041       $ 32,287      $ 12,828      $23,095         $72,422        $60,492    $   4,837(K) $ 223,002
  Tenant
    reimbursements         803          2,031           243          733           3,400          4,343           --       11,553
  Parking, net of
    expenses             1,215          3,692           846        1,161           2,961          2,026           --       11,901
  Other                    375          1,125           357          606             562            662           --        3,687
                      --------       --------      --------      -------         -------        -------    ---------    ---------
                        19,434         39,135        14,274       25,595          79,345         67,523        4,837      250,143
  Other income             138          1,330            --           --              --             --        1,002(L)     2,470
                      --------       --------      --------      -------         -------        -------    ---------    ---------
Total revenue           19,572         40,465        14,274       25,595          79,345         67,523        5,839      252,613
                      --------       --------      --------      -------         -------        -------    ---------    ---------

EXPENSES
  Property expenses      6,005         14,224         6,053       11,449          26,569         24,581        3,961(M)    92,842
  General and
    administrative         753          1,758            --           --              --             --        2,489(N)     5,000
  Interest               1,280         24,521         7,356           --              --             --        8,166(O)    41,323
  Depreciation and
    amortization         3,108          5,264         2,705           --              --             --       31,161(P)    42,238
                      --------       --------      --------      -------         -------        -------    ---------    ---------
Total expenses          11,146         45,767        16,114       11,449          26,569         24,581       45,777      181,403
                      --------       --------      --------      -------         -------        -------    ---------    ---------

Equity in net (loss)
  of noncombined
  entities                  --           (336)          336           --              --             --           --           --
                      --------       --------      --------      -------         -------        -------    ---------    ---------
Income (loss) before
  minority interest
  and extraordinary
  items                  8,426         (5,638)       (1,504)      14,146          52,776         42,942      (39,938)      71,210
                      --------       --------      --------      -------         -------        -------    ---------    ---------
Minority interest         (993)           721          (721)          --          (1,725)(R)         --       (3,385)(Q)   (6,103)
                      --------       --------      --------      -------         -------        -------    ---------    ---------

Income (loss) before
  extraordinary items    7,433         (4,917)       (2,225)      14,146          51,051         42,942      (43,323)      65,107

Extraordinary (loss)
  gain on early
  extinguishment
  of debt, net
  of minority
  interests share      (13,105)         1,877            --           --              --             --       11,228(S)        --
                      --------       --------      --------      -------         -------        -------    ---------    ---------
Net (loss) income     $ (5,672)      $ (3,040)     $ (2,225)     $14,146         $51,051        $42,942    $ (32,095)   $  65,107
                      ========       ========      ========      =======         =======        =======    =========    =========

Weighted average
  common shares
  outstanding           21,680                                                                                             56,311
                      ========                                                                                          =========
Net (loss) income per
  common share          $(0.26)                                                                                             $1.16
                      ========                                                                                          =========

Supplemental net
  income per share
  reflecting the
  pro forma effects
  solely of the
  Offering, the Unit
  Trust and the
  acquisition of the
  LBA Portfolio(T)                                                                                                      $     .15
                                                                                                                        =========

                             See accompanying notes.

                               ARDEN REALTY, INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (unaudited)


1.   ADJUSTMENTS TO THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

    The adjustments to the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 are as follows:

A. Acquisition of the Fourth Quarter 1997 Acquired Properties with $5,352,000 of cash and deposits, a $4,000,000 receivable, proceeds of $57,200,000 from mortgage loans payable and $135,000,000 from the unsecured lines of credit, and the issuance of 822,400 operating partnership units with an approximate value of $24,723,000. The Company purchased a 75% interest in World Savings Center and has an option to purchase the remaining 25% interest beginning on March 15, 1998.

    Purchase price and actual and estimated additional closing costs of the Fourth Quarter 1997 Acquired Properties are as follows:

Fourth Quarter 1997 Acquired Properties                   Purchase Price
---------------------------------------                   --------------
Northpoint                                                $ 21,900,000
145 South Fairfax                                            7,400,000
Bernardo Regency                                             6,550,000
Thousand Oaks Portfolio                                     35,100,000
City Centre                                                 33,300,000
Wilshire Pacific Plaza                                      15,500,000
Glendale Corporate Center                                   15,325,000
World Savings Center*                                       83,200,000
                                                          ------------
   Total**                                                $218,275,000
                                                          ============

 *  Represents the Company's 75% interest plus additional acquisition costs.

** Including the consolidated 25% minority interest in the World Savings Center, additions to Commercial Office Properties-net totaled $245,775,000


B. Acquisition of the Acquired Properties with $8,781,000 of cash, proceeds of $83,670,000 from mortgage loans payable and $61,024,000 from the unsecured lines of credit.

    Purchase price and actual and estimated additional closing costs of the Acquired Properties are as follows:

Acquired Properties                                       Purchase Price
-------------------                                       --------------
9201 Sunset                                               $ 28,800,000
Activity Business Center                                    14,900,000
Sunset Pointe Plaza                                          8,475,000
9100 Wilshire                                               65,100,000
Westlake Gardens                                             7,300,000
1100 Glendon*                                               28,900,000
                                                          ------------
   Total**                                                $153,475,000
                                                          ============

 *  Represents the Company's 97.5% interest plus additional closing costs.

** Including the consolidated 2.5% minority interest in 1100 Glendon, additions to Commercial Office Properties - net totaled $154,213,000.

C. Sale of 20,000,000 shares of common stock at $28.3125 per share in the Offering.

Gross proceeds from Offering                 $566,250,000
Costs associated with the Offering            (28,200,000)
                                             ------------
                                             $538,050,000
                                             ============

Par value of common stock                    $    200,000
Additional paid in capital from
   proceeds from sale of common stock         537,850,000
                                             ------------
                                             $538,050,000
                                             ============

D. Sale of 881,950 shares of common stock at $28.3125 per share in the Concurrent Offering.

Gross proceeds from the Concurrent Offering   $24,970,000
Costs associated with the Concurrent
  Offering                                      1,348,000
                                              -----------
                                              $23,622,000
                                              ===========

Par value of common stock                     $     9,000
Additional paid in capital from proceeds
  from sale of common stock                   $23,613,000
                                              -----------
                                              $23,622,000
                                              ===========

E. Closing of a planned $270,000,000 Bridge Facility in connection with acquisition of the LBA Portfolio.

F. Acquisition of the LBA Portfolio for approximately $619.6 million, including estimated closing costs of $1.5 million and the issuance of warrants to purchase 2.5 million shares of the Company's Common Stock for an approximate value of $3.6 million, with proceeds from the Offering, the Concurrent Offering and the planned Bridge Facility.

G. Partial repayment of the unsecured lines of credit with proceeds from the Offering and the Concurrent Offering.


2. ADJUSTMENTS TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

     The pro forma adjustments reflected in the Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are set forth below:

                               ARDEN REALTY, INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (unaudited)
                                 (in thousands)

H. Represents the pre-acquisition period for the 17 properties acquired in 1996.

                                1996 ACQUISITIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                12501
                                 400                     Imperial     100        East                  10351               Grand
                             Corporate   5832    9665      Bank       West     Imperial     303        Santa      2730     Avenue
                               Pointe   Bolsa  Wilshire   Tower     Broadway    Highway   Glenoaks    Monica    Wilshire   Plaza
                               ------   -----  --------   -----     --------    -------   --------    ------    --------   ------
Revenue
   Rental                       $390     $80     $548     $1,351     $1,554     $1,387     $1,980     $1,134     $  960     $ --
   Tenant reimbursements         103      --       19         29        107         40         48         11         --       --
   Parking, net of expenses       28      10       58        124         88         66        129         99         43       --
   Other                          23      --       32         15         74          4        138          7         12       --
                                ----     ---     ----     ------     ------     ------     ------     ------     ------     ----
       Total revenues            544      90      657      1,519      1,823      1,497      2,295      1,251      1,015       --
Property expenses                123       8      203        574        581        578        956        551        451       --
                                ----     ---     ----     ------     ------     ------     ------     ------     ------     ----
Excess of revenue over
  certain expenses              $421     $82     $454     $  945     $1,242     $  919     $1,339     $  700     $  564     $ --
                                ====     ===     ====     ======     ======     ======     ======     ======     ======     ====

                                  Burbank
                                 Executive
                                 Plaza and                   Los
                                California                  Angeles       5200         Sumitomo     10350
                                  Federal      Center      Corporate      West           Bank       Santa
                                 Building     Promenade     Center       Century       Building     Monica       Total
                                 --------     ---------     ------       -------       --------     ------       -----
Revenue
   Rental                         $2,156       $2,097       $5,882       $ 1,021        $1,926       $629       $23,095
   Tenant reimbursements              --           51          128           115            79          3           733
   Parking, net of expenses          164           --           --            40           254         58         1,161
   Other                              --           --          288             2             9          2           606
                                  ------       ------       ------       -------        ------       ----       -------
       Total revenues              2,320        2,148        6,298         1,178         2,268        692        25,595
Property expenses                    976          982        2,881         1,188         1,070        327        11,449
                                  ------       ------       ------       -------        ------       ----       -------
Excess of revenue over
   certain expenses               $1,344       $1,166       $3,417       $   (10)       $1,198       $365       $14,146
                                  ======       ======       ======       =======        ======       ====       =======

I.   Represents the actual pre-acquisition result for the 1997 Acquisitions:


                             The 1997 Acquisitions
                      For the Year Ended December 31, 1996


                                                             Whittier
                                                             Financial
                                                             Clarendon
                                                   10780    Crest, and                    Noble      South
                                         535       Santa    California      6800       Professional   Bay        8383      Parkway
                                        Brand     Monica    Twin Centre  Owensmouth       Center     Centre    Wilshire    Center
                                        -----     -------   -----------  ----------    ------------   ------    --------    ------
Revenue
   Rental                               $ 707     $ 1,455       $ 5,580     $ 532           $ 794    $ 2,691     $ 6,628     $ 911
   Tenant reimbursements                   74          57           225        26               5        143          --        92
   Parking, net of expenses                90         136           228        --              51         --         832        --
   Other                                   --           2            15         5              --         26          31        --
                                        -----     -------       -------      ----           -----    -------     -------     -----
      Total revenues                      871       1,650         6,048       563             850      2,860       7,491     1,003
Property expenses                         459         417         1,757       485             347      1,270       2,867       276
                                        -----     -------       -------      ----           -----    -------     -------     -----
Excess of revenue
   over certain expenses                $ 412     $ 1,233       $ 4,291      $ 78           $ 503    $ 1,590     $ 4,624     $ 727
                                        =====     =======       =======      ====           =====    =======     =======     =====



                                                        1000
                                                      Town Center
                                        Centerpointe      and
                                          La Palma    Mariner Court
                                        ------------  -------------
Revenue
   Rental                                   $ 9,222       $ 3,798
   Tenant reimbursements                        797            93
   Parking, net of expenses                       9            --
   Other                                         38            --
                                            -------       -------
      Total revenues                         10,066         3,891
Property expenses                             2,834         1,350
                                            -------       -------
Excess of revenue
   over certain expenses                    $ 7,232       $ 2,541
                                            =======       =======


                                                                             Harbor              Carlsberg              South Bay
                                           Pacific      Crown       299    Corporate    1821     Corporate     120     Technology
                                          Gateway II    Cabot     Euclid     Center     Dyer      Center    Spalding     Center
                                          ----------    -----     ------   ---------    ----     ---------  --------   ----------
Revenue
   Rental                                  $ 3,355    $ 3,002     $  --      $ 776     $ 593      $ 1,679     $ 693       $ 985
   Tenant reimbursements                        87         71        --         --       133           30        55          25
   Parking, net of expenses                     --         --        --         --        --           61        46          --
   Other                                       144         41        --          5        --           19         8           1
                                           -------    -------      ----      -----     -----      -------     -----       -----
      Total revenues                         3,586      3,114        --        781       726        1,789       802       1,011
Property expenses                            1,205        897        --        246        92          713       429         371
                                           -------    -------      ----      -----     -----      -------     -----       -----
Excess of revenue
   over certain expenses                   $ 2,381    $ 2,217      $ --      $ 535     $ 634      $ 1,076     $ 373       $ 640
                                           =======    =======      ====      =====     =====      =======     =====       =====


                                             1370                    Foremost
                                            Valley    Renaissance  Professional             145 South  Bernardo
                                             Vista       Court        Center    Northpoint   Fairfax    Regency
                                            ------    -----------  ------------ ----------  ---------  ---------
Revenue
   Rental                                  $ 1,333      $ 1,422        $ 856    $ 2,809     $ 1,012     $ 666
   Tenant reimbursements                       116           46           12        229          45        12
   Parking, net of expenses                     --           --            5        172          51        --
   Other                                        --           --           --         --          --        --
                                             -----      -------        -----    -------       -----     -----
      Total revenues                         1,449        1,468          873      3,210       1,108       678
Property expenses                              537          296          144      1,073         400       191
                                             -----      -------        -----    -------       -----     -----
Excess of revenue
   over certain expenses                     $ 912      $ 1,172        $ 729    $ 2,137       $ 708     $ 487
                                             =====      =======        =====    =======       =====     =====



















                                                                 Glendale
                                                                 Corporate
                                          Thousand               Center and      World
                                            Oaks        City      Wilshire      Savings
                                        Portfolio(1)   Centre   Pacific Plaza   Center    Total
                                        ------------   ------   -------------   ------    -----
Revenue
   Rental                                  $ 3,165    $ 3,366       $ 2,895    $ 11,497    $ 72,422
   Tenant reimbursements                        --        409           134         484       3,400
   Parking, net of expenses                     --         --           302         978       2,961
   Other                                         4        160            63          --         562
                                           -------    -------       -------     -------    --------
      Total revenues                         3,169      3,935         3,394      12,959      79,345
Property expenses                              720      1,578         1,504       4,111      26,569
                                           -------    -------       -------     -------    --------
Excess of revenue
   over certain expenses                   $ 2,449    $ 2,357       $ 1,890     $ 8,848    $ 52,776
                                           =======    =======       =======     =======    ========

(1) One of the six properties in the portfolio is included only as of July 18, 1996.

                Pre-Acquisition Period of the 1997 Acquisitions
                  For the Nine Months Ended September 30, 1997

                                                             Whittier
                                                             Financial
                                                             Clarendon
                                                   10780    Crest, and                  Noble       South
                                         535       Santa    California      6800     Professional    Bay        8383      Parkway
                                        Brand     Monica    Twin Centre  Owensmouth     Center      Centre    Wilshire    Center
                                        -----     ------    -----------  ----------     ------      ------    --------    ------
Revenue
   Rental                               $ 147     $ 402       $ 1,265       $ 153        $ 266      $ 764     $ 2,459     $ 410
   Tenant reimbursements                    3         4            51           1            1         32          --        22
   Parking, net of expenses                14        38            58          --           --         --         344        --
   Other rental operations                 --        --             3          --           --          3          32        --
                                         ----     -----         -----        ----        -----      -----     -------     -----
      Total revenues                      164       444         1,377         154          267        799       2,835       432
Property expenses                          98       120           395         121          129        304       1,127        88
                                         ----     -----         -----        ----        -----      -----     -------     -----
Excess of revenue over
   certain expenses                      $ 66     $ 324         $ 982        $ 33        $ 138      $ 495     $ 1,708     $ 344
                                         ====     =====         =====        ====        =====      =====     =======     =====



                                                         1000
                                                      Town Center
                                   Centerpointe           and
                                     La Palma        Mariner Court
                                     --------        -------------
Revenue
   Rental                            $ 3,712            $ 2,196
   Tenant reimbursements                 356                 59
   Parking, net of expenses                4                  5
   Other rental operations                69                  2
                                     -------            -------
      Total revenues                   4,141              2,262
Property expenses                      1,020                759
                                     -------            -------
Excess of revenue
   over certain expenses             $ 3,121            $ 1,503
                                     =======            =======

                                                                                                                       South
                                                                          Harbor              Carlsberg                 Bay
                                        Pacific      Crown       299    Corporate    1821     Corporate     120      Technology
                                       Gateway II    Cabot     Euclid     Center     Dyer      Center    Spalding      Center
                                       ----------  -------     ------   ---------   -----     ---------  --------    ----------
Revenue
   Rental                               $ 1,973    $ 1,871      $ --      $ 419     $ 371       $ 958     $ 435        $ 784
   Tenant reimbursements                    117         58        --         --        77          28        26           22
   Parking, net of expenses                  --         --        --         --        --          32        29           --
   Other                                     10          5        --         --        --          10         7            1
                                        -------    -------      ----      -----     -----       -----     -----        -----
      Total revenues                      2,100      1,934        --        419       448       1,028       497          807
Property expenses                           692        507        --        153        59         322       209          219
                                        -------    -------      ----      -----     -----       -----     -----        -----
Excess of revenue
   over certain expenses                $ 1,408    $ 1,427      $ --      $ 266     $ 389       $ 706     $ 288        $ 588
                                        =======    =======      ====      =====     =====       =====     =====        =====

                                             1370                    Foremost
                                            Valley    Renaissance  Professional             145 South  Bernardo
                                             Vista       Court        Center    Northpoint   Fairfax    Regency
                                            ------    -----------  ------------ ----------  ---------  --------
Revenue
   Rental                                    $ 736        $ 644        $ 761    $ 2,301       $ 748     $ 518
   Tenant reimbursements                       308           26            5        235          58         6
   Parking, net of expenses                     --           --           --        159          35        --
   Other                                         2            1            3          1           1        --
                                             -----        -----        -----    -------       -----     -----
      Total revenues                         1,046          671          769      2,696         842       524
Property expenses                              359          261          143        833         302       159
                                             -----        -----        -----    -------       -----     -----
Excess of revenue
   over certain expenses                     $ 687        $ 410        $ 626    $ 1,863       $ 540     $ 365
                                             =====        =====        =====    =======       =====     =====

                                                                  Glendale
                                                                  Corporate
                                         Thousand                Center and     World
                                           Oaks        City       Wilshire     Savings
                                         Portfolio    Centre    Pacific Plaza   Center     Total
                                         ---------   --------   -------------   ------    --------
Revenue
   Rental                                 $ 3,221    $ 2,709       $ 1,813     $ 8,720    $ 40,756
   Tenant reimbursements                       --        272           160         342       2,269
   Parking, net of expenses                    --         --           211         752       1,681
   Other                                        5        144             1          --         300
                                          -------    -------       -------     -------    --------
      Total revenues                        3,226      3,125         2,185       9,814      45,006
Property expenses                             692      1,110           894       3,328      14,403
                                          -------    -------       -------     -------    --------
Excess of revenue
   over certain expenses                  $ 2,534    $ 2,015       $ 1,291     $ 6,486    $ 30,603
                                          =======    =======       =======     =======    ========

                               ARDEN REALTY, INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (unaudited)
                                 (in thousands)

J.   Represents the actual results for the Acquired Properties and LBA
Portfolio.

                      Acquired Properties and LBA Portfolio
                      For the Year Ended December 31, 1996

                                     Activity  Sunset
                            9201     Business  Pointe    9100    Westlake     1100      LBA
                           Sunset     Center   Plaza   Wilshire   Gardens   Glendon  Portfolio   Total
                           -------   --------  ------  --------  --------   -------  ---------   -----
Revenue
   Rental                   $3,357   $1,489    $870     $4,690         --   $3,421   $46,665    $60,492
   Tenant reimbursements        20       59       6        112         --      308     3,838      4,343
   Parking, net of expenses    661       --      --        813         --      342       210      2,026
   Other                         5       --       7         --         --       42       608        662
                            ------   ------    ----     ------         --   ------   -------    -------
      Total revenues         4,043    1,548     883      5,615         --    4,113    51,321     67,523
Property expenses            1,332      253     324      2,666         --    1,608    18,398     24,581
                            ------   ------    ----     ------         --   ------   -------    -------
Excess of revenue over
   certain expenses         $2,711   $1,295    $559     $2,949         --   $2,505   $32,923    $42,942
                            ======   ======    ====     ======         ==   ======   =======    =======



                     Acquired Properties and LBA Portfolio
                  For the Nine Months Ended September 30, 1997


                                     Activity  Sunset
                            9201     Business  Pointe    9100    Westlake     1100      LBA
                           Sunset     Center   Plaza   Wilshire  Gardens    Glendon  Portfolio   Total
                           ------    --------  ------  --------  --------   -------  ---------   -----
Revenue
   Rental                   $2,790   $1,205    $796   $3,846         --     $2,835   $40,528    $52,000
   Tenant reimbursements        27       48       4       64         --         --     2,787      2,930
   Parking, net of expenses    554       --      --      744         --         --       287      1,585
   Other                        12        6       4       13         --         16       410        461
                            ------   ------    ----   ------         --     ------   -------    -------
      Total revenues         3,383    1,259     804    4,667         --      2,851    44,012     56,976
Property expenses            1,142      196     253    1,822         --      1,278    15,837     20,528
                            ------   ------    ----   ------         --     ------   -------    -------
Excess of revenue over
   certain expenses         $2,241   $1,063    $551   $2,845         --     $1,573   $28,175    $36,448
                            ======   ======    ====   ======         ==     ======   =======    =======

                                                           NINE MONTHS ENDED           YEAR ENDED
                                                           SEPTEMBER 30, 1997       DECEMBER 31, 1996
                                                           ------------------       -----------------
K.  Increase in rental revenue:
      Increase in rental revenue to adjust the  1996
        Acquisitions and the 1997
        Acquisitions to straightline rental revenue
        calculated as though the properties were
        purchased at January 1, 1996                             $1,073                 $ 2,792

      Increase in rental revenue to adjust the
        Acquired Properties and LBA Portfolio to
        straightline rental revenue calculated
        as though the properties were acquired at
        January 1, 1996.                                            445                    2,045
                                                                 ------                  -------
      Net increase in rental revenue                             $1,518                  $ 4,837
                                                                 ======                  =======

L.  Increase in other income:
      Decrease in other income to eliminate
        nonrecurring construction fees
        which would not have been realized by the
        Company and certain management fees that
        will not be earned.                                          --                  $(1,253)

      Increase in other income relating to interest
        income from the mortgage notes receivable.               $1,123                    1,506

      Increase in other income relating to the
        amortization of the discount on
        the mortgage notes receivable.                              344                      459

      Increase in interest income related to
        the note receivable from Forest City                        218                      290
                                                                 ------                  -------

      Net increase in other income                               $1,685                  $ 1,002
                                                                 ======                  =======

M.  Increase in property general and administrative expenses
      Increase in property general and administrative
        expenses related to additional property payroll
        costs relating to the 1997 Acquisitions for
        the nine months ended September 30, 1997 and the
        1996 Acquisitions, and 1997 Acquisitions for
        the year ended December 31, 1996.                        $1,027                  $ 1,762

      Increase in property general and administrative
        expenses related to additional property payroll
        costs relating to Acquired Properties and the
        LBA Portfolio for the nine months ended
        September 30, 1997 and year ended
        December 31, 1996.                                        1,649                    2,199
                                                                 ------                  -------
      Net increase in property general and
        administrative expenses.                                 $2,676                  $ 3,961
                                                                 ======                  =======

N. Increase in general and administrative expenses related to expected level of operations as a public real estate investment trust and the incremental increase relating to the management of additional properties.


                                                           NINE MONTHS ENDED           YEAR ENDED
                                                           SEPTEMBER 30, 1997       DECEMBER 31, 1996
                                                           ------------------       -----------------
O.  Increase in interest expense:
    Decrease in interest expense due to
      repayment of mortgage loans and
      lines of credit                                           $(13,723)                $(33,157)

    Increase in interest expense related
      to the line of credit with an interest
      rate of LIBOR plus 1.45%                                     1,853                    2,470

    Increase in interest expense related
      to increases in secured mortgage
      loans and the closing of the Bridge
      Facility with fixed and variable
      interest rates ranging from 7% to 9.21%                     28,150                   37,600

    Increase in amortization of finance
      costs related to the line of credit
      and mortgage loans payable                                     450                    1,253
                                                                --------                 --------
    Net increase in interest expense                            $ 16,730                 $  8,166
                                                                ========                 ========

P.  Increase in depreciation expense:

    Increase in depreciation expense to reflect
      a full nine months of depreciation for the
      1997 Acquisitions for the nine months ended
      September 30, 1997 and a full year of depreciation
      for the 1996 Acquisitions and 1997 Acquisitions
      for the year ended December 31, 1996, utilizing a
      40 year useful life for buildings and a 10 year
      useful life for improvements                              $  7,919                 $ 15,947

    Increase in depreciation expense to reflect a full
      nine months of depreciation for the Acquired
      Properties and LBA Portfolio for the nine months
      ended September 30, 1997 and year ended December 31,
      1996 utilizing a 40 year useful life for buildings
      and a 10 year useful life for improvements.                 11,313                   15,084


    Increase in depreciation due to the fair value
      of consideration paid in excess of book
      value of interests in properties acquired from
      nonaffiliates in connection with the completion
      of the IPO                                                      --                      130
                                                                --------                 --------
     Net increase in depreciation expense                       $ 19,232                 $ 31,161
                                                                ========                 ========


Q. To reflect adjustment for minority interest of 6.3% for the nine months ended September 30, 1997 and year ended December 31, 1996, in the Operating Partnership.

R.  To reflect Forest City's 25% interest in World Savings Center.

S.  To eliminate net extraordinary loss related to early extinguishment of debt.

T.  Additional pro forma net income per share information is included below.

     The following table sets forth the pro forma effects of solely the Offering and the Concurrent Offering and the purchase of the LBA Portfolio
(in thousands, except per share data):

                                                           NINE MONTHS ENDED           YEAR ENDED
                                                           SEPTEMBER 30, 1997       DECEMBER 31, 1996
                                                           ------------------       -----------------
Historical net income (loss)                                    $26,411                  $(5,672)
Arden Predecessors combined net loss                                 --                   (3,040)
Pro forma net income of the LBA Portfolio, net
 of interest expense from the Bridge Facility                    13,899                   13,888
                                                                --------                 --------
                                                                 40,310                    5,176
                                                                ========                 ========
Common Stock outstanding, on a historical basis                  25,440                   21,680
Common Stock issued in the Offering and the
 Concurrent Offering to purchase the LBA Portfolio               12,864                   12,864
                                                                --------                 --------
                                                                 38,304                   34,544
                                                                ========                 ========
Net income per share reflecting the proforma effects
 of the Offering, the Concurrent Offering and
 purchase of the LBA Portfolio                                   $ 1.05                   $  .15
                                                                ========                 ========

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ARDEN REALTY, INC.


Date:   February 13, 1998           By:  /s/ DIANA M. LAING
                                        ----------------------------
                                             Diana M. Laing
                                             Chief Financial Officer